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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 1, 2003

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13175                 74-1828067
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                 ONE VALERO PLACE
                SAN ANTONIO, TEXAS                         78212
     (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (210) 370-2000

                         ------------------------------

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This Form 8-K/A amends the Form 8-K of Valero Energy Corporation dated July 1,
2003 and filed with the Securities and Exchange Commission on July 15, 2003. That Form 8-K reported under Item 2 the acquisition of assets from Orion Refining Corporation. This report provides the financial statements and the pro forma financial information as required under Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Orion Refining Corporation
        Report of Independent Accountants
        Balance Sheets as of December 31, 2002 and 2001
        Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000
        Statements of Stockholders' Deficit for the Years Ended December 31, 2002, 2001 and 2000
        Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000
        Notes to Financial Statements

        Balance Sheets as of March 31, 2003 (unaudited) and December 31, 2002 Statements of Operations for the Three Months Ended March 31, 2003 and 2002 (unaudited)
        Statements of Cash Flows for the Three Months Ended March 31, 2003 and 2002 (unaudited)
        Notes to Financial Statements

(b)  Pro forma financial information.

        Unaudited Pro Forma Combined Balance Sheet as of March 31, 2003 Unaudited Pro Forma Combined Statement of Income for the Three Months Ended March 31, 2003
        Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
        Notes to Unaudited Pro Forma Combined Financial Statements

(c)  Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   23.1           Consent of PricewaterhouseCoopers LLP
   99.1           Financial statements of business acquired
   99.2           Pro forma financial information

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VALERO ENERGY CORPORATION

                                                 By: /s/ Jay D. Browning
                                                    _____________________
                                                       Jay D. Browning
                                                       Vice President and
                                                       Corporate Secretary

Dated: August 12, 2003

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                                  EXHIBIT INDEX

                            Valero Energy Corporation

Exhibit No.

23.1   Consent of PricewaterhouseCoopers LLP

99.1   Financial statements of business acquired

       Orion Refining Corporation
         Report of Independent Accountants
         Balance Sheets as of December 31, 2002 and 2001
         Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000
         Statements of Stockholders' Deficit for the Years Ended December 31, 2002, 2001 and 2000
         Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000
         Notes to Financial Statements

         Balance Sheets as of March 31, 2003 (unaudited) and December 31, 2002 Statements of Operations for the Three Months Ended March 31, 2003 and 2002 (unaudited)
         Statements of Cash Flows for the Three Months Ended March 31, 2003 and 2002 (unaudited)
         Notes to Financial Statements

99.2   Pro forma financial information

         Unaudited Pro Forma Combined Balance Sheet as of March 31, 2003 Unaudited Pro Forma Combined Statement of Income for the Three Months Ended March 31, 2003
         Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
         Notes to Unaudited Pro Forma Combined Financial Statements

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